                             AIM MONEY MARKET FUND

              AIM CASH RESERVE SHARES, CLASS B AND CLASS C SHARES

                      Supplement dated September 13, 2001
                   to the Prospectus dated November 28, 2000,
                            as revised July 16, 2001


Due to the events of September 11, 2001, AIM Money Market Fund will be open solely for purposes of honoring redemption requests until such time as the New York Stock Exchange resumes trading. During this period (i) redemption orders will be processed at the net asset value of the fund next determined after the fund's receipt of a redemption order in good form; and (ii) the fund will determine its net asset value for the purpose of processing redemption orders as of 1:00 p.m. Eastern Time each week day.